UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2007

PILGRIM’S PRIDE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction of Incorporation)	Commission File Number)	(IRS Employer Identification No.)

4845 US Hwy. 271 N. Pittsburg, Texas		75686-0093
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code: (903) 434-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 24, 2007, Pilgrim’s Pride Corporation (the “Company”) completed an offering of $400,000,000 principal amount of 7 5/8% Senior Notes due 2015 (the “Senior Notes”) and $250,000,000 principal amount of 8 3/8% Senior Subordinated Notes due 2017 (the “Subordinated Notes” and collectively with the Senior Notes, the “Notes”). The offering of the Notes was registered under the Securities Act of 1933 and was made pursuant to the Company’s Registration Statement on Form S-3, Reg. No. 333-130113 and the Prospectus included therein, filed by the Company with the Securities and Exchange Commission on December 5, 2005, as supplemented by the Prospectus Supplement dated January 19, 2007.

The Senior Notes are governed by and were issued pursuant to the Indenture (the “Senior Notes Base Indenture”) between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture between the Company and the Trustee (the “Senior Notes Supplemental Indenture,” and together with the Senior Notes Base Indenture, the “Senior Notes Indenture”), each dated as of January 24, 2007. The Senior Notes Indenture provides, among other things, that the Senior Notes will bear interest at a rate of 7 5/8% per annum from the date of issuance until maturity, payable semi-annually in cash in arrears, beginning on November 1, 2007. The Senior Notes are unsecured senior obligations of the Company and rank equally with all of the Company’s other unsubordinated indebtedness, and are effectively subordinated to the Company’s existing and future secured obligations and the obligations of the Company’s subsidiaries. The Senior Notes rank senior in right of payment to all of the Company’s existing and future subordinated obligations.

The foregoing description of the material terms of the Senior Notes Indenture is qualified in its entirety by reference to the Senior Notes Base Indenture and the Senior Notes Supplemental Indenture, which are attached to this report as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

The Subordinated Notes are governed by and are issued pursuant to the Indenture (the “Subordinated Notes Base Indenture”) between the Company and the Trustee, as supplemented by the First Supplemental Indenture between the Company and the Trustee (the “Subordinated Notes Supplemental Indenture,” and together with the Subordinated Notes Base Indenture, the “Subordinated Notes Indenture”), each dated as of January 24, 2007. The Subordinated Notes Indenture provides, among other things, that the Subordinated Notes will bear interest at a rate of 8 3/8% per annum from the date of issuance until maturity, payable semi-annually in cash in arrears, beginning on November 1, 2007. The Subordinated Notes are unsecured senior subordinated obligations of the Company and are subordinated to all of the Company’s existing and future senior indebtedness and are effectively subordinated to the indebtedness of the Company’s subsidiaries. The Subordinated Notes rank senior in right of payment to all of the Company’s future subordinated obligations, if any.

The foregoing description of the material terms of the Subordinated Notes Indenture is qualified in its entirety by reference to the Subordinated Notes Base Indenture and the Subordinated Notes Supplemental Indenture, which are attached to this report as Exhibit 4.4 and Exhibit 4.5, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Senior Debt Securities Indenture dated as of January 24, 2007, by and between the Company and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture to the Senior Debt Securities Indenture dated as of January 24, 2007, by and between the Company and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 7 5/8% Senior Note due 2015 (included in Exhibit 4.2).

4.4	Senior Subordinated Debt Securities Indenture dated as of January 24, 2007, by and between the Company and Wells Fargo Bank, National Association, as trustee.

4.5	First Supplemental Indenture to the Senior Subordinated Debt Securities Indenture dated as of January 24, 2007, by and between the Company and Wells Fargo Bank, National Association, as trustee.

4.6	Form of 8 3/8% Subordinated Note due 2017 (included in Exhibit 4.5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: January 24, 2007	By:	/s/ Richard A. Cogdill
Richard A. Cogdill Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Senior Debt Securities Indenture dated as of January 24, 2007, by and between the Company and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture to the Senior Debt Securities Indenture dated as of January 24, 2007, by and between the Company and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 7 5/8% Senior Note due 2015 (included in Exhibit 4.2).

4.4	Senior Subordinated Debt Securities Indenture dated as of January 24, 2007, by and between the Company and Wells Fargo Bank, National Association, as trustee.

4.5	First Supplemental Indenture to the Senior Subordinated Debt Securities Indenture dated as of January 24, 2007, by and between the Company and Wells Fargo Bank, National Association, as trustee.

4.6	Form of 8 3/8% Subordinated Note due 2017 (included in Exhibit 4.5).